                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:   March 5, 1997


                        FEDERAL REALTY INVESTMENT TRUST
                        -------------------------------
            (Exact name of registrant as specified in its charter)


      District of Columbia           1-7533                  52-0782497
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
of incorporation)                  File Number)           Identification No.)


           1626 East Jefferson Street, Rockville, Maryland   20852-4041
           -------------------------------------------------------------
             (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: 301/998-8100

Exhibit Index appears on page 5.

Item 5. OTHER EVENTS

     During the eight months from January 1, 1997 through August 31, 1997, Federal Realty Investment Trust (the "Trust") purchased two shopping centers, seven main street retail buildings and two parcels of land for future development.

     On March 5, 1997 the Trust, through a Limited Liability Company ( "the LLC") organized by the Trust, purchased the 320,000 square foot San Jose Town & Country Village Shopping Center in San Jose, California for $42.8 million. The other member of the LLC has a minor interest in the profits. On March 31, 1997 the 159,000 square foot Pike 7 Shopping Center in Tysons Corner, Virginia was purchased for $31.5 million by a partnership formed to own the center. The Trust contributed $30.9 million to the partnership which was used to pay existing debt on the center. The other partners contributed the shopping center and its existing debt in exchange for partnership units valued at $495,000 which are exchangeable, at the option of the Trust, for cash or 18,074 common shares of the Trust. On April 17, 1997 Street Retail West II, a partnership which was organized in December 1996, exercised its purchase option on a retail building in Santa Monica, California. The total cost, including the buyout of the existing tenant, was $7.1 million. In accordance with the provisions of the partnership agreement, the Trust contributed 90% of the costs to the partnership with the other 10% being contributed by the minority interests. The Trust funded its share of the acquisition of these three properties (the "Acquired Properties") with borrowings under its revolving credit facilities. Financial statements and pro forma financial information on the "Acquired Properties" are submitted in Item 7 of this report.

     Financial statements for the four properties described below are not available; however, none of these four buildings, individually, nor the four in the aggregate are significant. On January 22, 1997 the Trust purchased a 5,000 square foot main street retail building in Chicago, Illinois for cash of $4.2 million. On March 31, 1997 two partnerships were formed to purchase property in California. One of the partnerships purchased a 15,000 square foot building in Santa Monica, California for $4.0 million and the other purchased a 20,000 square foot building in San Diego, California for $850,000. In accordance with the provisions of the two partnership agreements, the Trust contributed 90% of the costs to the partnerships with the other 10% being contributed by the minority interests.

     On August 28, 1997 the Trust, through a second Limited Liability Company (Street Retail Forest Hills I,LLC, "SRFHI") organized by the Trust, purchased three main street retail properties in Forest Hills, New York for a total cost of approximately $12.6 million. The Trust contributed $11.4 million of the cost with the remaining cost of $1.2 million being contributed by the minority interest. Two of the properties with a cost of $8.9 million were occupied by their owners prior to the acquisition and are therefore not classified as real estate operations and consequently financial statements are not presented.

     The Trust funded the acquisition of all these properties with borrowings under its revolving credit facilities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements, pro forma financial information and exhibits are filed as part of this report:

(a) Financial statements of the real estate operations acquired, prepared pursuant to Rule 3.14 of Regulation S-X:

                                                                  Page No
      1. Town and Country Village Shopping Center
           Report of Independent Certified Public Accountants        6
           Historical Summary of Gross Income and Direct
              Operating Expenses                                     7

              Notes to Historical Summary of Gross Income
                and Direct Operating Expenses                       8-9

      2. M & R Associates Limited Partnership
           Independent Auditor's Report                             10
           Statements of Assets, Liabilities and Partners'
             Equity Deficiency                                   11-12
           Statements of Revenue and Expenses                       13
           Statements of Partners' Equity Deficiency                14
           Statements of Cash Flows                                 15
           Notes to Financial Statements                         16-19

      3. J.C. Penney Company Building
           Report of Independent Certified Public Accountants       20
           Historical Summary of Gross Income and Direct
             Operating Expenses                                     21
           Notes to Historical Summary of Gross Income and
             Direct Operating Expenses                           22-23

(b) Pro Forma financial information required pursuant to Article 11 of Regulation S-X:

      1. Pro Forma Condensed Financial Statements (unaudited) of
         Federal Realty Investment Trust and the Acquired Properties

         Pro Forma Condensed Balance Sheet - June 30, 1997            *

         Pro Forma Condensed Statement of Operations
         Year ended December 31, 1996                                24

         Pro Forma Condensed Statement of Operations
         Six months ended June 30, 1997                              25

      * No Pro Forma Condensed Balance Sheet as of June 30, 1997 is filed since the acquisition of the Acquired Properties is reflected in the actual balance sheet of Federal Realty as of June 30, 1997.

     The Pro Forma Condensed Statement of Operations for the year ended December 31, 1996 is based on audited historical financial statements of operations of the Acquired Properties and the Trust after giving effect to the acquisition of the Acquired Properties and the adjustments as described in the accompanying notes to the pro forma financial statements.

     The Pro Forma Condensed Statement of Operations for the six months ended June 30, 1997 is based on unaudited historical financial statements of the Acquired Properties and the Trust after giving effect to the acquisition of the Acquired Properties and the adjustments as described in the accompanying notes to the pro forma financial statement.

     The Pro Forma Condensed Statements of Operations have been prepared by the Trust based upon the financial statements of the Acquired Properties. These pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisitions had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of the Acquired Centers filed herein, the audited consolidated financial statements of the Trust in its Annual Report on Form 10-K for the year ended December 31, 1996 and the unaudited financial statements of the Trust on Form 10-Q for the six months ended June 30, 1997.

(c) Exhibits in accordance with the provisions of Item 601 of Regulation S-K:
     Item 23. Independent Auditors' Consents

                          Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    Federal Realty Investment Trust
                                    (Registrant)

Date: October 1, 1997               /s/ Cecily A. Ward
                                    ------------------
                                    Cecily A. Ward
                                    Vice President - Controller
                                    (Principal Accounting Officer)


                          EXHIBIT INDEX

ITEM NO.
--------
 (23) Independent Auditors' Consents

                     Report of Certified Public Accountants
                     --------------------------------------


To the Board of Trustees of
Federal Realty Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Town and Country Village Shopping Center, San Jose, California, ("Historical Summary"), for the year ended December 31, 1996. The Historical Summary is the responsibility of the Center's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and excludes certain material items of income and expense, as described in Note B, that would not be comparable to those resulting from the future operations of the Center acquired by Federal Realty Investment Trust. The Historical Summary is not intended to be a complete presentation of the Center's income and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses as described in Note B of Town and Country Village Shopping Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



Grant Thornton LLP
San Jose, California
April 11, 1997

                    Town and Country Village Shopping Center

                     HISTORICAL SUMMARY OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

                          Year ended December 31, 1996



GROSS INCOME:
  Base rent                                                           $3,445,734
  Percentage rent                                                        199,360
  Expense recoveries                                                   1,080,995
  Other                                                                   61,047
                                                                      ----------
          Total Gross Income                                           4,787,136

DIRECT OPERATING EXPENSES:
  Bad debts                                                              156,867
  Supplies                                                                55,915
  Security                                                                76,380
  Insurance                                                               73,512
  Office                                                                 166,398
  Professional fees                                                       63,858
  Marketing and promotions                                               344,389
  Property taxes                                                         861,342
  Repairs and maintenance                                                388,937
  Utilities                                                              111,377
                                                                      ----------
          Total Direct Operating Expenses                              2,298,975
                                                                      ----------

          Excess of Gross Income Over Direct Operating Expenses       $2,488,161
                                                                      ==========



    The accompanying notes are an integral part of the Historical Summary.

                   Town and Country Village Shopping Center

                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES
                         Year ended December 31, 1996

NOTE A - NATURE OF BUSINESS

         Town and Country Village Shopping Center (the "Center") is located at the intersection of Stevens Creek and Winchester Boulevard in San Jose, California. The Center consists of a retail shopping center with approximately 320,000 square feet of rentable space.

         The Center's activities consist of the operation of the shopping center and the leasing of retail stores as well as office space to various tenants. Expense recoveries represent property operating expenses billed to the tenants, including common area maintenance, real estate taxes and other recoverable costs. Expense recoveries are recognized in the period the expenses are incurred. All leases are classified as operating leases and expire at various times through 2011.

NOTE B - SUMMARY OF ACCOUNTING POLICIES

         The following is a summary of the Center's significant accounting policies applied in the preparation of the accompanying Historical Summary of Gross Income and Direct
         Operating Expenses.

         Basis of Presentation
         ---------------------

         Federal Realty Investment Trust purchased the Center on March 5, 1997. The Historical Summary of Gross Income and Direct Operating Expenses has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations be included with certain filings with the SEC. The Historical Summary includes the historical gross income and direct operating expenses of the Center, exclusive of certain items of income and expense which are not comparable to the proposed future operations of the Center. Upon the purchase of the Center, Federal Realty Investment Trust began operating the shopping center under its policies and procedures. The excluded income and expense items are as follows:

                  1)     Property tax refunds
                  2)     Bad debt recoveries
                  3)     Depreciation of property and equipment
                  4)     Management and leasing fees
                  5)     Brokers' fees

                    Town and Country Village Shopping Center

                 NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                            DIRECT OPERATING EXPENSES

                          Year ended December 31, 1996


NOTE B - SUMMARY OF ACCOUNTING POLICIES (continued)

         Revenue Recognition
         -------------------

         Lease revenue is recognized over the lease term on a straight line basis as it is earned. Revenue from reimbursement by tenants, of costs incurred on their behalf, is recognized when the expenses are incurred. These expenses include property taxes and common area maintenance costs.

         Allowance for Doubtful Receivables
         ----------------------------------

         An allowance for doubtful accounts receivable is recognized for amounts aged greater than 90 days.

         Use of Estimates
         ----------------

         In preparing the Center's Historical Summary of Gross Income and Direct Operating Expenses, management is required to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                          INDEPENDENT AUDITOR'S REPORT


To the Partners
M & R Associates Limited Partnership
Rockville, Maryland

We have audited the accompanying statements of assets, liabilities and partners' equity deficiency (income tax basis) of M & R Associates Limited Partnership as of December 31, 1996 and 1995, and the related statements (income tax basis) of revenue and expenses, partners' equity deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the financial statements were prepared on the accounting basis used for income tax purposes and are not intended to be a presentation in conformity with generally accepted accounting principles.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities and partners' equity deficiency of M & R Associates Limited Partnership as of December 31, 1996 and 1995, and its revenue, expenses, and cash flows for the years then ended, on the income tax basis of accounting described in Note 2.

Friedman & Fuller, P.C.
February 17, 1997
(April 22, 1997 as to Note 7)

                     M & R  ASSOCIATES LIMITED PARTNERSHIP

       STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS' EQUITY DEFICIENCY
                              (INCOME TAX BASIS)
                          DECEMBER 31, 1996 AND 1995


                                    ASSETS

                                                          1996          1995
                                                     ------------- -------------
Real estate (Note 4):
  Land                                                  10,314,774    10,314,774
  Building and improvements                              5,510,106     5,398,855
                                                     ------------- -------------
    Total real estate, at cost                          15,824,880    15,713,629

Less accumulated depreciation                            2,141,702     1,908,169
                                                     ------------- -------------
                                                        13,683,178    13,805,460
                                                     ------------- -------------

Other assets:
  Cash and cash equivalents                                529,990       251,292
  Cash, restricted for future capital improvements                        51,031
  Due from partners (Note 5)                                10,000        10,000
  Prepaid expenses and other assets                          2,847         3,893
  Due from related entity (Note 5)                                        13,289
  Rents receivable                                           6,426        29,650
  Property tax refund receivable                            44,217
  Deferred expenses, less accumulated amortization
   of $3,850,978 and $3,315,144 (Note 3)                 4,113,797     4,505,121
                                                     ------------- -------------
    Total other assets                                   4,707,277     4,864,276
                                                     ------------- -------------
    Total assets                                       $18,390,455   $18,669,736
                                                     ============= =============


                       See Notes to Financial Statements

                      M & R ASSOCIATES LIMITED PARTNERSHIP

        STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS' EQUITY DEFICIENCY
                               (INCOME TAX BASIS)
                           DECEMBER 31, 1996 AND 1995


                   LIABILITIES AND PARTNERS' EQUITY DEFICIENCY

                                                                       1996            1995
                                                                  -------------   -------------
Liabilities:
  Mortgage loan payable (Note 4)                                    $30,387,820     $30,215,841
                                                                  -------------   -------------

  Other liabilities
    Loans payable, partners (Note 5)                                    478,657          42,103
    Accrued interest                                                    656,145         238,372
    Loan payable, Bankruptcy Estate of
      Richard H. and Julia Lee Rubin (Note 5)                            92,977          92,977
    Accrued expenses                                                     40,651          26,214
    Security deposits held                                               45,744          49,038
                                                                  -------------   -------------
          Total other liabilities                                     1,314,174         448,704
                                                                  -------------   -------------
                                                                     31,701,994      30,664,545
Partners' equity deficiency                                         (13,311,539)    (11,994,809)
                                                                  -------------   -------------
          Total liabilities and partners' equity deficiency         $18,390,455     $18,669,736
                                                                  =============   =============

                        See Notes to Financial Statements

                      M & R ASSOCIATES LIMITED PARTNERSHIP

                       STATEMENTS OF REVENUE AND EXPENSES
                               (INCOME TAX BASIS)
                     YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                           1996             1995
                                                       ------------    ------------
Revenue from rents:
  Base rents                                             $2,584,935      $3,033,273
  Contingent rents                                          480,357         521,973
                                                       ------------    ------------

    Total revenue from rents                              3,065,292       3,555,246

Operating expenses                                        3,608,076       3,588,967
                                                       ------------    ------------

    Operating loss                                         (542,784)        (33,721)

Other income (deductions):
  Interest income                                             7,442           9,720
  Depreciation of buildings and improvements               (233,691)       (233,209)
  Amortization of deferred expenses                        (537,087)       (533,565)
  Miscellaneous income                                        7,390          56,588
                                                       ------------    ------------

    Other deductions, net                                  (755,946)       (700,466)
                                                       ------------    ------------

Excess of expenses over revenue                         ($1,298,730)      ($734,187)
                                                       ============    ============

                        See Notes to Financial Statements

                      M & R ASSOCIATES LIMITED PARTNERSHIP

                    STATEMENTS OF PARTNERS' EQUITY DEFICIENCY
                               (INCOME TAX BASIS)
                     YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                                    1996                1995
                                                               --------------      --------------
Partners' equity deficiency, beginning of year                   ($11,994,809)       ($11,233,409)

Excess of expenses over revenue                                    (1,298,730)           (734,187)

Distributions to partners                                             (18,000)            (27,213)
                                                               --------------      --------------
Partners' equity deficiency, end of year                         ($13,311,539)       ($11,994,809)
                                                               ==============      ==============





                        See Notes to Financial Statements

                     M & R ASSOCIATES LIMITED PARTNERSHIP

                           STATEMENTS OF CASH FLOWS
                              (INCOME TAX BASIS)
                    YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                                                1996                    1995
                                                                          --------------           ---------------
Operating activities:
     Excess of expenses over revenue                                        ($1,298,730)              ($734,187)
     Adjustments to reconcile excess of expenses over
       revenue to net cash provided by operating activities:
          Depreciation and amortization                                         770,778                 766,774
          Accrued interest added to mortgage and
            partner loans payable                                               192,208
          Loss on disposal of building improvements and
            deferred leasing costs                                                8,028
          Changes in assets and liabilities:
            (Increase) decrease in:
                 Prepaid expenses and other assets                                1,046                   1,257
                 Due from/to related entities                                    13,289                  13,196
                 Rents receivable                                                23,224                 (10,216)
                 Property tax refund receivable                                 (44,217)
            Increase (decrease) in:
                  Accrued interest                                              417,773                   9,447
                  Accrued expenses                                               14,437                 (14,851)
                  Security deposits held                                         (3,294)
                                                                          --------------           ---------------

     Net cash provided by operating activities                                   94,542                  31,420

                                                                          --------------           ---------------
Investing activities:
     Cash, restricted for future capital improvements, net                       51,031                  29,420
     Expenditures for building and improvements                                (115,991)
     Lease buy-out payments                                                    (149,209)
                                                                          --------------           ---------------

     Net cash provided by (used in) investing activities                       (214,169)                 29,420
                                                                          --------------           ---------------
Financing activities:
     Loans from partners                                                        432,615
     Distributions to partners                                                  (18,000)                (27,213)
     Principal repayments on mortgage loan                                      (16,290)                (64,113)
                                                                          --------------           ---------------

     Net cash provided by (used in) financing activities                        398,325                 (91,326)
                                                                          --------------           ---------------

Net increase (decrease) in cash and cash equivalents                            278,698                 (30,486)

Cash and cash equivalents, beginning of year                                    251,292                 281,778
                                                                          --------------           ---------------
Cash and cash equivalents, end of year                                         $529,990                $251,292
                                                                          ==============           ===============

Supplemental disclosure of cash flow information:
     Interest paid                                                           $2,120,970              $2,623,875
                                                                          ==============           ===============

                       See Notes to Financial Statements

                      M & R ASSOCIATES LIMITED PARTNERSHIP

                          Notes to Financial Statements
                               (Income Tax Basis)
                     Years Ended December 31, 1996 and 1995

1.       Organization:

         M & R Associates Limited Partnership is a Virginia limited partnership. On December 15, 1986, the Partnership purchased a commercial shopping center located in Fairfax County, Virginia, consisting of approximately 156,000 square feet of rentable building area.

2.       Summary of significant accounting policies:

         Basis of accounting:
         The Partnership's policy is to prepare its financial statements on the accounting basis used for Federal income tax reporting purposes. The income tax basis of accounting differs from generally accepted accounting principles in the following significant respects. Depreciation and amortization charges are based on rates and terms established or permitted by the Internal Revenue Service rather than over the future period expected to be benefitted. Valuation allowances are not established to reflect the expected collectibility of accounts and notes receivable; rather, such items are written off in full in the year in which they become worthless, as defined by the Internal Revenue Code. Further, revenue received in advance is recognized when received rather than when earned.

         Cash and equivalents:
         The Partnership maintains its cash primarily in one financial institution. The bank balance, at times, significantly exceeds the Federally insured amount.

         Income taxes:
         The Partnership's financial statements do not contain a provision for income taxes since the net income or loss is recognized by the individual partners in accordance with the Partnership Agreement and the Internal Revenue Code.

         Depreciation:
         Depreciation of buildings and improvements is being computed by the straight-line method over a useful life of 19 years, in accordance with the Accelerated Cost Recovery System in compliance the Tax Reform Act of 1986. In accordance with the Modified Accelerated Cost Recovery System, assets acquired after 1986 are being depreciated using the straight-line method over a useful life of 31.5 years, and assets acquired after 1993 are depreciated over a useful life of 39 years.

         Use of estimates in preparation of financial statements:
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.       Deferred expenses:

         Deferred expenses are being amortized by the straight-line method over the period applicable to each cost category, as follows:

                                                                 December 31, 1996
                                                           -----------------------------
                                         Period of         Deferred          Accumulated
                                       amortization        expenses         amortization
                                       ------------        --------         ------------
         Leasing costs*                5 - 15 years      $ 7,567,692        $ 3,654,697

         Construction/permanent
           loan costs                    15 years            397,083            196,281
                                                         -----------        -----------

                                                         $ 7,964,775        $ 3,850,978
                                                         ===========        ===========

         * During 1989, the Partnership acquired certain leases of major tenants for $6,933,021. This payment has been classified as deferred leasing costs and is being amortized over 5 - 15 years.


4.       Mortgage loan payable:

         In connection with the transaction described in Note 7, the mortgage loan was assumed by a successor partnership on March 31, 1997.

         As of December 31, 1996 and 1995, the mortgage loan was a nonrecourse mortgage loan payable to Aetna Life Insurance Company in the original amount of $28,500,000 and was secured by the Partnership's real and personal property. Monthly payments of $190,000 for interest only were due through June 30, 1994. Thereafter, monthly payments of principal and interest were due as follows: $229,425 to June 1, 1995; $239,610 to January 1, 1996. Effective January 1, 1996, the loan was modified. Beginning February 1, 1996 through December 1, 2000, interest only payments calculated at 9% of the outstanding note balance were due. Thereafter, monthly payments of principal and interest of $237,058 were due, with a final installment due July 1, 2004.

         The original loan bore interest at stated rates beginning at 9% in 1994 and was to increase periodically thereafter by 1/2% to a final stated rate of 10-1/2%. Per the loan modification, the stated interest rate was changed to 9.5% through the term of the loan. The difference between the stated interest and the monthly payments was added to the principal balance. The lender was also entitled to additional interest based on operating cash flow and disposition of the property or refinancing proceeds, as more fully described in the promissory note.

5.       Related party transactions:

         Due to/from related entities:
         At December 31, 1995, the Partnership had loaned funds to another partnership. Interest is receivable on this demand loan at an annual rate of 9%. The amount due from the related party, $13,289, is due from an entity which is inactive and does not have sufficient assets to repay this amount. This amount was written off during 1996. The general partners of this entity have filed Chapter 11 bankruptcy.

         Due from partners:
         Loans due from partners are non-interest bearing and due on demand.

         Loans payable, partners:
         The balances of $478,657 and $42,103 at December 31, 1996 and 1995, respectively, bear interest at the prime rate plus 2%.

         Management fees:
         During 1996 and 1995, the Partnership incurred management fees of $152,369 and $176,620, respectively, to an entity owned by certain partners.

6.       Leases:

         The Partnership has entered into various leases with its tenants, which generally provide for minimum annual rentals, plus additional rent based on real estate tax reimbursements, tenant gross receipts and other variable items. Minimum future annual rentals on noncancellable leases as of December 31, 1996, were as follows:

                 1997                       $  3,231,000
                 1998                          3,188,000
                 1999                          2,649,000
                 2000                          2,191,000
                 2001                          1,962,000
                 Thereafter                    8,040,000
                                            ------------
                                            $ 21,261,000
                                            ============

7.       Subsequent events:

         On March 31, 1997, the Partnership transferred substantially all of its assets to FR Pike 7 Limited Partnership ("Pike 7"), a newly-formed partnership, which assumed substantially all of the existing debt. The Partnership has a stated interest in Pike 7 of 1%. In connection with the transfer of the property, Pike 7 prepaid approximately $18,000,000 of the outstanding mortgage indebtedness. Subsequent to this transaction, the remaining Partnership assets were distributed to the partners and the Partnership was liquidated.

Report of Independent Certified Public Accountants


Board of Trustees
Federal Realty Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of J.C. Penney Company Building, Santa Monica, California, for the year ended December 31, 1996. The Historical Summary is the responsibility of the Building's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and excludes certain material items of income and expenses, as described in Note B, that would not be comparable to those resulting from the future operations of the Building acquired by Federal Realty Investment Trust. The Historical Summary is not intended to be a complete presentation of the Building's income and expenses.

In our opinion, the Historical Summary referred to above, presents fairly, in all material respects, the gross income and direct operating expenses as described in Note B of J.C. Penney Company Building, Santa Monica, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Grant Thornton
Washington, D.C.
May 14, 1997

J.C. Penney Company Building

Historical Summary of Gross Income
and Direct Operating Expenses

Year ended December 31, 1996

Gross Income
     Fixed rent                                                         $ 12,000
     Percentage rent                                                     136,861
                                                                      ----------
Total Gross Income                                                       148,861

Direct Operating Expenses
     Insurance                                                             3,884
     Property taxes                                                       67,448
     Repairs and maintenance                                               7,025
     Miscellaneous                                                         1,184
                                                                      ----------
Total Direct Operating Expenses                                           79,541
                                                                      ----------
Excess of Gross Income Over Direct Operating Expenses                   $ 69,320
                                                                      ==========



         The accompanying notes are an integral part of this statement.

J.C. Penney Company Building

Notes to Historical Summary of Gross Income and Direct Operating Expenses

December 31, 1996

NOTE A - NATURE OF BUSINESS

J.C. Penney Company Building (the Building) is located at the intersection of Wilshire Boulevard and Third Street in Santa Monica, California. The Building consists of a store building and its parking lot.

The Building's activity consists of the leasing of the Building to J.C. Penney.

NOTE B - SUMMARY OF ACCOUNTING POLICIES

The following is a summary of the Building's significant accounting policies applied in the preparation of the accompanying Historical Summary of Gross Income and Direct Operating Expenses.

Basis of Presentation

Federal Realty Investment Trust purchased the Building on April 30, 1997. The Historical Summary of Gross Income and Direct Operating Expenses has been prepared for the purpose of complying with Regulation S-X, Rule 314 of the Securities and Exchange Commission (SEC), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. The Historical summary includes the historical gross income and direct operating expenses of the Building, exclusive of certain items of income and expense which are not comparable to the proposed future operations of the Building. Upon the purchase of the Building, Federal Realty Investment Trust began operating the Building under its policies and procedures. The excluded income and expense items are property tax refunds, depreciation of property and equipment, management and leasing fees, and brokers' fees.

Revenue Recognition

According to the lease agreement, the Building will receive a fixed rent of $12,000 per annum and a monthly percentage rent equal to 3% of the net retail sales made by the J.C. Penney store during such period.

Using Estimates in Preparing Financial Statements

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenue and expense during the reporting period. Actual results could differ from those estimates.

                        Federal Realty Investment Trust

                  Pro Forma Condensed Statement of Operations

                                  (unaudited)

                         Year ended December 31, 1996
                     (in thousands, except per share data)


                                                   Trust          Acquired           Pro Forma Adjustments        Pro Forma
                                                   Actual        Properties          Debit          Credit         Combined
                                                                 Actual (6)
Revenue
     Rental income                                 $164,887          $7,940  4          ($149)                     $172,678
     Other income                                     9,816              61                                           9,877
     Interest income                                  4,352               -                                           4,352
                                                -----------     -----------       -----------     -----------   -----------
                                                    179,055           8,001              (149)              0       186,907

Expenses
     Interest                                        45,555           2,731  2          3,991      5   (2,731)       49,546
     Depreciation and amortization                   38,154               -  1          1,352                        39,506
     Administrative  expenses                         9,100               -                                           9,100
     Operating expenses                              57,098           3,256  4                            (80)       60,274
                                                -----------     -----------       -----------     -----------   -----------
                                                    149,907           5,987             5,343          (2,811)      158,426

Income before investors share of operations
   and loss on sale of real estate                   29,148           2,014            (5,492)                       28,481
     Investors' share of operations                    (394)                 3            (30)                         (424)
                                                -----------     -----------       -----------     -----------   -----------
Income before loss on sale of real estate            28,754           2,014            (5,522)              0        28,057
     Loss on sale of real estate                        (12)                                                            (12)
                                                -----------     -----------       -----------     -----------   -----------
                                                    $28,742          $2,014           ($5,522)             $0       $28,045
                                                ===========     ===========       ===========     ===========   ===========

Weighted average number of common shares             33,573                                                          33,573
                                                ===========                                                     ===========

Earnings per share
     Income before loss on sale of real estate        $0.86                                                           $0.84
     Loss on sale of real estate                      -                                                               -
                                                -----------                                                     -----------
                                                      $0.86                                                           $0.84
                                                ===========                                                     ===========

     The Pro Forma Condensed Statement of Operations of the Trust gives effect to the acquisition of the Acquired Properties as though they were acquired at the beginning of the period presented.



 1) Reflects additional depreciation based on the book value of depreciable real estate purchased, as if the Acquired Properties were purchased at the beginning of the period.

 2) Reflects additional interest expcnse on the Trust's revolving credit facilities, adjusted for interest capitalized, as if the Acquired Properties were purchased at the beginning of the period.

 3) Reflects additional earnings attributable to minority interests, as if the Acquired Properties were purchased at the beginning of the period.

 4) Reflects additional costs to be capitalized as part of redevelopment work, offset by incidental revenues, as if the Acquired Properties were purchased at the beginning of the period.

 5) Reduction of interest expense of prior owners of Pike 7 which is not comparable to future operations of the Trust

 6) Includes only those balances which are comparable to estimated future operations. Therefore, the balances used for Pike 7, although prepared on the income tax basis, are not materially different than if prepared in accordance with generally accepted accounting principles.

                        Federal Realty Investment Trust


                  Pro Forma Condensed Statement of Operations

                                  (unaudited)

                        Six Months ended June 30, 1997
                     (in thousands, except per share data)

                                                    Trust       Acquired    Pro Forma Adjustments       Pro Forma
                                                    Actual     Properties    Debit         Credit       Combined
                                                                 Actual
Revenue
     Rental income                                 $90,981        $1,880 4        ($57)                  $92,804
     Other income                                    5,520            18                                   5,538
     Interest income                                 2,948            -                                    2,948
                                                 ---------     ---------     ---------    ---------    ---------
                                                    99,449         1,898           (57)           0      101,290

Expenses
     Interest                                       23,988            -  2         769                    24,757
     Depreciation and amortization                  20,528            -  1         297                    20,825
     Administrative expenses                         4,594            -                                    4,594
     Operating expenses                             30,471           749 4                      (24)      31,196
                                                 ---------     ---------     ---------    ---------    ---------
                                                    79,581           749         1,066          (24)      81,372

Income before investors share of operations
   and gain on sale of real estate                  19,868         1,149        (1,123)                   19,918
     Investors' share of operations                   (581)              3          (8)                     (589)
                                                 ---------     ---------     ---------    ---------    ---------
Income before gain on sale of real estate           19,287         1,149        (1,131)           0       19,329
     Gain on sale of real estate                     7,034                                                 7,034
                                                 ---------     ---------     ---------    ---------    ---------
                                                   $26,321        $1,149       ($1,131)          $0      $26,363
                                                 =========     =========     =========    =========    =========

Weighted average number of common shares            38,633                                                38,633
                                                 =========                                             =========

Earnings per share
     Income before loss on sale of real estate       $0.50                                                 $0.50
     Loss on sale of real estate                      0.18                                                  0.18
                                                 =========                                             =========
                                                     $0.68                                                 $0.68
                                                 =========                                             =========

     The Pro Forma Condensed Statement of Operations of the Trust gives effect to the acquisition of the Acquired Properties as though they were acquired at the beginning of the period presented. Three months of the operations of Pike 7 Shopping Center, four months of the operations of Town & Country Village Shopping Center and two and one-half months of the operations of the main street retail building in Santa Monica are included in the actual numbers at June 30, 1997 since the properties were acquired on March 31, March 5, and April 17, respectively. Operations for the periods prior to acquisition are reflected in the Acquired Properties actual numbers.

 1) Reflects additional depreciation based on the book value of depreciable real estate purchased, as if the Acquired Properties were purchased at the beginning of the period.
 2) Reflects additional interest expense on the Trust's revolving credit facilities, adjusted for interest capitalized, as if the Acquired Properties were purchased at the beginning of the period.
 3) Reflects additional earnings attributable to minority interests, as if the Acquired Properties were purchased at the beginning of the period.
 4) Reflects additional costs to be capitalized as part of redevelopment work, offset by incidental revenues, as if the Acquired Properties were purchased at the beginning of the period.